SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011

Body Central Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)- 737-0811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2011, the stockholders of Body Central Corp. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated 2006 Equity Incentive Plan (the “Plan”).  The Plan as amended and restated permits up to 250,000 of the remaining shares of common stock reserved for future issuance under the Plan to be in the form of restricted stock awards and allows certain awards under the Plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, if the compensation committee of the Company’s board of directors choose to qualify the awards in other respects.

The Plan was filed as Appendix B to the Company’s definitive proxy statement filed April 11, 2011 and the terms thereof are incorporated herein by reference.

Item 5.07(a), (b) and (d)       Submission of Matters to a Vote of Security Holders

On May 25, 2011, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One:  The board of directors nominated three nominees to stand for election at the 2011 meeting and each of the nominees were elected by a plurality of votes cast by shares entitled to vote at the meeting. Therefore, in accordance with the voting results listed below, the nominees were elected to serve until the 2014 annual meeting and until their successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott M. Gallin	12,665,759	503,871	553,276
Carlo A. von Schroeter	12,665,759	503,871	553,276
Donna R. Ecton	12,665,759	503,871	553,276

Proposal Two: To approve an advisory resolution on executive compensation for fiscal year 2010.  In accordance with the voting results listed below, the Company’s executive compensation for fiscal year 2010 has been approved.

For	Against	Abstain	Broker Non-Votes
13,165,669	3,961	0	553,276

Proposal Three: To determine whether an advisory vote on executive compensation will occur every 1, 2 or 3 years.  In accordance with the voting results listed below, the Company will conduct an advisory vote on executive compensation every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,768,409	113,634	287,587	0	553,276

Proposal Four:  To amend the Company’s Third Amended and Restated Certificate of Incorporation in order to reduce the total number of authorized shares.  In accordance with the voting results listed below, the amendment the Company’s Third Amended and Restated Certificate of Incorporation has been approved.

For	Against	Abstain	Broker Non-Votes
13,719,564	3,340	2	0

Proposal Five:  To approve the Company’s Amended and Restated 2006 Equity Incentive Plan as amended and restated.  In accordance with the voting results listed below, the Company’s Amended and Restated 2006 Equity Incentive Plan as amended and restated has been approved.

For	Against	Abstain	Broker Non-Votes
12,445,910	723,720	0	553,276

Proposal Six:  The board of directors selected the accounting firm of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for fiscal 2011. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, PricewaterhouseCoopers LLP will serve as the independent registered certified public accountants for fiscal 2011.

For	Against	Abstain
13,722,906	0	0

Item 9.01:              Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation (incorporated by reference from Appendix A to the Company’s definitive proxy statement filed April 11, 2011).

Exhibit 10.1	Amended and Restated 2006 Equity Incentive Plan (incorporated by reference from Appendix B to the Company’s definitive proxy statement filed April 11, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

May 26, 2011	By:	/s/ B. Allen Weinstein
B. Allen Weinstein
President and Chief Executive Officer